    Exhibit 99.1

FOR IMMEDIATE RELEASE
PENSKE AUTOMOTIVE GROUP INCREASES PRESENCE IN CALIFORNIA AND TEXAS
Acquires Two Toyota and Two Lexus Dealerships, including Longo Toyota, the Largest Toyota Dealership in the U.S.
Acquired Dealerships Expected to Add $1.5 Billion in Estimated Annualized Revenue

BLOOMFIELD HILLS, MI, November 19, 2025 -- Penske Automotive Group, Inc. (NYSE: PAG), a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers with operations across four continents and nine countries, announced today that it has acquired Longo Toyota and Longo Lexus, located in El Monte, California, Lexus of Stevens Creek, located in San Jose, California, and Longo Toyota of Prosper, located in Prosper, Texas, a growing suburb of Dallas, Texas.
Highlights
•Acquired dealerships retailed over 28,000 new and used units in 2024
•Acquired dealerships expected to add $1.5 billion in estimated annualized revenue
•Longo Toyota #1 volume Toyota dealer in the U.S. for 58 consecutive years
•Longo Lexus #1 volume Lexus dealer in the Western Area of the U.S. for 35 years
•Lexus Stevens Creek #1 volume Lexus dealer in Northern California for 22 years
Commenting on the acquisitions, North American Operations Officer Rich Shearing said, “The acquisition of these premier dealerships represents a strategic addition to the Penske Automotive Group portfolio. The transaction strengthens our relationship with the Toyota and Lexus brands and expands the Company’s presence in southern California to the Los Angeles area, complements the Company’s existing presence in northern California and expands our operations in Texas to the fast-growing Dallas market. We look forward to continuing the outstanding legacy of these dealerships and are excited to welcome these new team members to Penske Automotive Group.”
The purchase price was funded from a combination of existing availability under the Company’s U.S. credit agreement and a note payable to the seller. The transaction closed on November 19, 2025. Further information has been provided in the Company’s Form 8-K filed with the Securities and Exchange Commission on November 19, 2025.

About Penske Automotive Penske Automotive Group, Inc. (NYSE: PAG), headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers. PAG operates dealerships in the United States, the United Kingdom, Canada, Germany, Italy, Japan, and Australia and is one of the largest retailers of commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. PAG employs over 28,300 people worldwide. Additionally, PAG owns

28.9% of Penske Transportation Solutions ("PTS"), a business that employs nearly 43,000 people worldwide, manages one of the largest, most comprehensive and modern trucking fleets in North America with over 405,000 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts and provides innovative transportation, supply chain, and technology solutions to its customers. PAG is a member of the S&P Mid Cap 400, Fortune 500, Russell 1000, and Russell 3000 indexes. For additional information, visit the Company's website at www.penskeautomotive.com. Caution Concerning Forward Looking Statements Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.'s acquisition activity and future revenues. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, our ability to successfully integrate the acquired dealerships into our existing operations, obtain certain contemplated synergies and realize returns related to these acquisitions, those related to macro-economic, geo-political and industry conditions and events, including their impact on sales of new and used vehicles, service and parts, and repair and maintenance services, the availability of consumer credit, changes in consumer demand, consumer confidence levels, fuel prices, demand for trucks to move freight with respect to Penske Transportation Solutions (PTS) and Premier Truck Group and other freight metrics such as spot rates or miles driven, personal discretionary spending levels, interest rates, foreign currency exchange rates, and unemployment rates; our ability to obtain vehicles and parts from our manufacturers, especially in light of supply chain disruptions due to natural disasters, tariffs and non-tariff trade barriers, any shortages of vehicle components, international conflicts, challenges in sourcing labor, labor strikes or work stoppages, or other disruptions; the control our manufacturer partners can exert over our operations and our reliance on them for various aspects of our business; risks to our reputation and those of our manufacturer partners; changes in the retail model from direct sales by manufacturers, a transition to an agency model of sales, sales by online competitors, or from the expansion of EVs; disruptions to the security and availability of our information technology systems and those of our third party providers, which systems are increasingly threatened by ransomware and other cyber-attacks; the effects of a pandemic on the global economy, including our ability to react effectively to changing business conditions in light of any pandemic; the impact of tariffs targeting imported vehicles and parts, as well as changes or increases in tariffs, trade restrictions, trade disputes or non-tariff trade barriers; the rate of inflation, including its impact on vehicle affordability; changes in interest rates and foreign currency exchange rates; our ability to consummate, integrate, and realize returns on our acquisitions; with respect to PTS, changes in the financial health of its customers, labor strikes or work stoppages by its employees, a reduction in PTS' asset utilization rates, the cost of acquiring and the continued availability from truck manufacturers and suppliers of vehicles and parts for its fleet, including with respect to the effect of various regulations concerning its vehicle fleet, changes in values of used trucks which affects PTS' profitability on truck sales and regulatory risks and related compliance costs, our ability to realize returns on our significant capital investments in new and upgraded dealership facilities; our ability to navigate a rapidly changing automotive and truck landscape; our ability to respond to new or enhanced regulations in both our domestic and international markets relating to dealerships and vehicles sales, including those related to the sales process, emissions standards or electrification; the success of our distribution of commercial vehicles, engines, and power systems; natural disasters; recall initiatives or other disruptions that interrupt the supply of vehicles or parts to us; the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group's business, markets, conditions, risks, and other uncertainties, which could affect Penske Automotive Group's future performance. The risks and uncertainties discussed above are not exhaustive and additional risks and uncertainties are addressed in Penske Automotive Group's Form 10-K for the year ended December 31, 2024, its Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025, and September 30, 2025 and its other filings with the Securities and Exchange Commission. This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

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